UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2012

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road, Little Falls, New Jersey	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

At the 2011 Annual Meeting of Stockholders of Cantel Medical Corp. (the “Company”) held on January 12, 2012 (the “2011 Annual Meeting”), five proposals were voted on by the Company’s stockholders.  The proposals are described in detail in the Company’s definitive proxy statement filed on November 28, 2011 (the “Proxy Statement”) in connection with the 2011 Annual Meeting and summarized below.

A final voting report was produced by Broadridge Financial Solutions, Inc. (“Broadridge”), the independent inspector of elections for the 2011 Annual Meeting, certifying the following results on the five proposals:

Proposal 1                          The stockholders elected all ten director nominees to serve as members of the Company’s board of directors until the Company’s 2012 Annual Meeting of Stockholders.

Name	For	Withheld	Broker Non-Votes
Alan R. Batkin	15,315,559	216,403	1,155,164
Ann E. Berman	15,459,032	72,930	1,155,164
Joseph M. Cohen	14,820,330	711,632	1,155,164
Charles M. Diker	14,936,462	595,500	1,155,164
Mark N. Diker	14,936,995	594,967	1,155,164
George L. Fotiades	15,452,448	79,514	1,155,164
Alan J. Hirschfield	14,820,430	711,532	1,155,164
Andrew A. Krakauer	14,942,773	589,189	1,155,164
Peter J. Pronovost, M.D.	15,452,900	79,062	1,155,164
Bruce Slovin	14,940,623	591,339	1,155,164

Proposal 2                          The stockholders approved the amendments to the Cantel Medical Corp. 2006 Equity Incentive Plan (the “Plan”), including an amendment to increase the maximum number of shares of our common stock authorized for issuance under the Plan by an additional 400,000 shares.

For	Against	Abstain	Broker Non-Votes
14,522,841	906,087	103,034	1,155,164

Proposal 3                          The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.

For	Against	Abstain	Broker Non-Votes
14,642,354	317,562	572,046	1,155,164

Proposal 4                          The stockholders approved, on an advisory basis, a frequency of “one year” for future advisory votes on the compensation of the Company’s Named Executive Officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
13,866,054	28,225	1,029,032	608,651	1,155,164

Proposal 5                          The stockholders ratified the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending July 31, 2012.

For	Against	Abstain	Broker Non-Votes
16,048,331	634,286	4,509	0

Item 8.01               Other Events

On January 12, 2012, the Board of Directors declared a 3-for-2 stock split to be effected as a stock dividend of three shares for each two shares issued and outstanding, payable Wednesday, February 1, 2012 to the holders of record of Cantel’s common stock as of the close of business on Monday, January 23, 2012.  The Company will make cash payments based upon the closing price of Cantel’s shares on the record date in lieu of the issuance of fractional shares.

A copy of the press release announcing the stock split is included with this Report as Exhibit 99.1.

Item 9.01               Financial Statements, Pro-Forma Financial Information and Exhibits

(d) Exhibit 99.1   Press release of Registrant dated January 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer
President and CEO

Dated: January 16, 2012